UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 27, 2004

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

99.1                           Press release, dated July 27, 2004, reporting Edwards’ financial results for the second quarter of 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition.

This information furnished under this Item 12, including Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except that the information contained in the first two paragraphs of Exhibit 99.1 and pages 7 through 13, inclusive, shall be considered to be filed under the Exchange Act.

On July 27, 2004, Edwards Lifesciences Corporation, a Delaware corporation (“Edwards”), issued a press release setting forth Edwards’ financial results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Bruce P. Garren
Bruce P. Garren
Corporate Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release, dated July 27, 2004, reporting Edwards’ financial results for the second quarter of 2004.